SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2006

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5599 San Felipe, 17th Floor, Houston, Texas, 77056

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 26, 2006, Schlumberger Limited (“Schlumberger”) hosted its 2006 Investor Conference in Sugar Land, Texas. The presentations by Andrew Gould, Schlumberger’s Chairman and Chief Executive Officer, and Ashok Belani, Schlumberger’s Chief Technical Officer, are available through Schlumberger’s website at www.SLB.com/ir and are also attached to this Current Report on Form 8-K as Exhibit 99.1.

The presentations and other statements we make at the 2006 Investor Conference contain forward looking statements, which include any statements that are not historical facts, such as our expectations regarding business outlook (including, without limitation, for the company as a whole and with respect to specified geographic areas); growth for Schlumberger as a whole and for each of Oilfield Services and WesternGeco (and for specified products or geographic areas within each segment); the supply of, and demand for, oil and natural gas; anticipated oil and natural gas production growth; earnings per share; operating margins; research and development spending; operating and capital expenditures by Schlumberger and the oil and gas industry; the business strategies of Schlumberger and its customers; the effects of the WesternGeco and PetroAlliance transactions; potential acquisitions; cash returns to shareholders; and future results of operations. These statements involve risks and uncertainties, including, but not limited to, the global economy; changes in exploration and production spending by Schlumberger customers and changes in the level of oil and natural gas exploration and development; general economic and business conditions in key regions of the world; political and economic uncertainty and socio-political unrest; and other factors detailed in our most recent Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished in response to Item 7.01:

99.1	Presentations by Andrew Gould and Ashok Belani at 2006 Investor Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: September 26, 2006